Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of The Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Alliance One International, Inc., a Virginia corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K/A for the period ended March 31, 2015 (the "Form 10-K/A") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Alliance One International, Inc. and will be retained by Alliance One International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 24, 2016

/s/ J. Pieter Sikkel
__________________________________________
J. Pieter Sikkel
President and Chief Executive Officer

/s/ Joel L. Thomas
__________________________________________
Joel L. Thomas
Executive Vice President - Chief Financial Officer